UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

Bubblr, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	333-260902	86-2355916
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 West 46th Street New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 814-7184

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [_]

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Bubblr, Inc. (the “Company”) on December 21, 2022 (the "Original Form 8-K"). The sole purpose of this Amendment is to correct the number of shares issuable upon conversion of the June 2021 Convertible Notes. In the Original Form 8-K, the amount of shares issuable was stated as 4,347,520,000, while the correct number of shares is 4,347,520. Exhibits 4.1 and 4.2 have been incorporated by reference to the Original Form 8-K. No other changes are being made to the Original Form 8-K.

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Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2022, Bubblr, Inc. (the “Company”) entered into a second amendment to its outstanding Convertible Promissory Notes issued by the Company on June 30, 2021 (the “June 2021 Notes”) and a second amendment (the “Amendment No. 2”) to its outstanding Convertible Promissory Notes issued by the Company on November 5, 2021 (the “November 2021 Notes”, and together with the June 2021 Notes, the “Notes”) (collectively, the “Amendment No. 2”). Pursuant to the terms of the Amendment No. 2, the conversion price of the Notes was amended to equal to $0.50 per share of the Company common stock, par value $0.01 per share (the “Common Stock”) from $1.15 per share. As a result of this amendment, as of December 15, 2022, if the outstanding principal amount of the June 2021 Notes ($2,112,150) and November 2021 Notes ($175,630) and accrued but unpaid interest on the June 2021 Notes ($21,120) and November 2021 Notes ($3,659) were converted, an additional 4,347,520 shares of Common Stock and 358,578 shares of Common Stock, respectively, would issuable upon such conversion. The amendment was approved by holders of a majority in interest of the outstanding Notes.

The foregoing description of the Amendment No. 2 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such documents, which are attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The description regarding the Amendment No. 2 described in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Form of Amendment No. 2 to 2021 Convertible Promissory Notes issued June 30 2021, dated as of December 15, 2022.(1)

4.2	Form of Amendment No. 2 to 2021 Convertible Promissory Notes issued November 05 2021, dated as of December 15, 2022.(1)

(1)	Incorporated by reference on Form8-K filed with the Securities and Exchange Commission on December 21, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2023	Bubblr, Inc.

	By:	/s/ Rik Willard
	Name: Title:	Rik Willard Chief Executive Officer

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